UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2012 (May 2, 2012)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53708	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 25, 2011, BioCancell Therapeutics Inc. (“the Company”) was notified by the Food and Drug Administration (“the FDA”) that the primary endpoint of its Phase IIb clinical trial of the drug-candidate BC-819 as a treatment for superficial bladder cancer in patients refractory to standard treatment (BCG or chemotherapy) (“the Trial”), would be lack of recurrence of the disease, three months after the commencement of treatment, in at least nine of the 21 patients participating in the second part of the Trial. Together with the 18 participants in the first part of the Trial, the Trial is expected to include 39 participants.

On May 2, 2012, the Company published the following additional information:

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Of the first 12 participants treated (out of the 21 participants in the second part of the Trial), there was lack of recurrence in nine (subject to the caveat below), and the Company has therefore already met the updated primary endpoint for the Trial.

-	Of the 30 participants in the entire Trial (first and second parts) who have completed three months after the commencement of treatment, 19 (63%) have demonstrated lack of recurrence.
-	Of the 25 participants in the entire Trial who have completed 12 months after the commencement of treatment, 14 (56%) have demonstrated lack of recurrence.

In addition, in the Company’s Phase IIb clinical trial of BC-819 as a treatment for pancreatic cancer, eight patients have commenced treatment, and the results regarding the first 12 patients are expected later this year.

The aforementioned clinical trials are open-label. Information about expectations regarding the Company meeting clinical trial criteria and the date of completion of clinical trials, are forward-looking statements. Forward-looking statements are statements regarding uncertain future facts, based on information and estimates currently held. Some such expectations may not be realized, or may be realized in part, for the following reasons, inter alia: (a) The aforementioned results are a preliminary indication that may change after further testing, validation, and additional data-gathering; (b) In addition to the primary endpoint, the Company will carry out all statistical analyses originally planned for the Trial; (c) Patient recruitment in the aforementioned trials is not yet complete; (d) The Company may need to raise additional funds in order to complete its clinical trials.

After the Trial is completed, the Company intends to disclose final results and the aforementioned data are subject to change. As discussed with the FDA, after the completion of the Trial, the aforementioned updated criterion will be analyzed for all 39 participants in the Trial.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: May 8, 2012	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary